                                                                   EXHIBIT 10.13

                                 LOAN AGREEMENT

     LOAN AGREEMENT dated to be effective the 18th day of July, 1997, between Cotton Valley Energy Corporation ("Borrower") and those individuals who have signed a Subscription Agreement which is attached hereto as Exhibit "A" (each referred to as an "individual lender" and collectively referred to as "Lender").

SECTION 1. DEFINITIONS AND GENERAL RULES. The following definitions and general rules will apply hereto:

     1.1.         General Rules.  For the purposes of this Agreement:

     (a) The terms defined in this Section 1, unless the context otherwise requires, will have the meanings applied to them in Section 1 and will include the plural as well as the singular. Additional definitions may be found throughout the Agreement.

     (b) All terms defined by the Uniform Commercial Code as enacted in the State of Texas shall have the meaning as defined therein unless expressly defined otherwise in this Agreement.

     (c) The words "herein", "hereof", "thereunder" and words of similar import refer to this Agreement as a whole and not to a particular section, paragraph or other subdivision.

     1.2. Definitions. As used in this Agreement, the following terms will have the following meanings unless the context requires otherwise:

     Agreement means this loan agreement as originally executed or hereafter amended.

     Business Day means a day on which banks in Dallas, Texas are open for business.

     Collateral means the oil and gas leases described in the attached Exhibit "B", together with, all and singular, all renewals thereof, and all rights and appurtenances pertaining thereto, also sometimes referred to herein as the Property.

     Deed of Trust means a Deed of Trust creating a first lien on the Collateral, as copy of which is attached hereto as Exhibit "D".

     Default means any event specified in Section 7.1 of this Agreement, regardless of whether any requirement for the giving of notice or lapse of time or any other condition has been satisfied.

     Event of Default means any event specified in Section 7.1 of this Agreement, provided that any requirement in connection with such event for the giving of notice or lapse of time or any other condition has been satisfied.

     Governmental Authority means the United States, the State, the County, the City, or any other political subdivision in which the Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Borrower or the Improvements, Property and/or Additional Property.

     Governmental Requirements means all laws, ordinances, rules, and regulations of any Governmental Authority applicable to Borrower and/or the Improvements, Property, or Additional Property.

     Guaranty means a guaranty executed by Cotton Valley Resources Corporation which unconditionally guaranties payment of the Notes in the form of Exhibit "E" attached hereto.

     Maturity Date means the maturity date set forth in each promissory note executed by Borrower pursuant to Sections 3.1, 3.2 and 3.3.

     Notes means the promissory notes described in Section 3.1, 3.2 and 3.3 hereof, as the same have been or may be renewed, extended or rearranged from time to time and at any time, also sometimes referred to herein as the Notes.

     Obligations means the outstanding principal amounts of the Notes.

     Person means any corporation, partnership, trust, estate, individual, unincorporated business entity or governmental department, administrative agency or instrumentality.

     Security Instruments means this Agreement, the Deed of Trust, the Notes, and such other instruments evidencing, securing, or pertaining to this Loan and the Notes as shall, from time to time, be executed and delivered by Borrower or any other party to Lender pursuant to this Agreement.

     Warrants means warrants to purchase common stock of Cotton Valley Resources Corporation at a strike price of $2.08 with an expiration date of April 30, 2002.

SECTION 2. REPRESENTATIONS AND WARRANTIES. Borrower represents, warrants and covenants that:

     2.1. Authority. Borrower is a Nevada corporation, in good standing, and has the authority as such to cause a duly authorized representative to execute this Agreement as well as all documents anticipated by this Agreement.

     2.2. Ownership. Borrower is a wholly owned subsidiary of Cotton Valley Resources Corporation, an Ontario, Canada corporation in good standing and fully authorized to execute the Guaranty.

     2.3. Collateral. The Borrower has good and marketable title to the Collateral.

     2.4. Availability of Records. Borrower will permit any Lender representative, accountant, agent, employee, or attorney of Lender to visit and inspect the Collateral, the books and financial records of the Borrower relating to the Collateral, at such reasonable times during normal business hours and as often as the Lender may desire, and all after reasonable prior notice to the Borrower.

     2.5. Liens. The Collateral is not subject to any liens, attachments, or pledges which would prevent Lender from having a first and valid lien against the Collateral upon the execution of the Security Instruments.

SECTION 3. THE LOAN.

     3.1. Notes. Subject to and upon the terms, conditions, covenants and agreements contained herein, Lender and Borrower agree as follows:

     Borrower agrees to execute individual Promissory Notes in the form of Exhibit "C" attached hereto, payable to the order of the individual lenders. The Notes shall be in the amounts set forth in Exhibit "A". Borrower agrees to pay interest on the unpaid principal amount of the Notes quarterly at the rate of 15%. After maturity or the occurrence of an Event of Default, the Notes will provide for interest at 18% per annum. Payments of interest only on the Notes shall be due and payable quarterly beginning October 18, 1997, and continuing on the 18th day of January, April, July and October thereafter until maturity on July 17, 1999, when the entire balance of principal and accrued interest will be payable.

     3.2. Renewals. Lender does not undertake to renew the Notes following their Maturity Date and shall be under no obligation to do so.

     3.3.        Payments.

     (a) All payments of principal of and interest on the Notes and all other amounts payable by Borrower to Lender under this Agreement shall be made in lawful money of the United States of America and shall be made to Lender at its office set forth in Section 8.7.

     (b) Whenever any payment of principal of or interest on the Notes shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day and interest shall be payable for such extended time at the rate of interest with respect thereto in effect at the due date.

     3.4. Computations of Interest. Interest on the unpaid principal amount of the Notes from time to time outstanding shall be computed on the basis of a year of 365 days and paid for the actual number of days elapsed.

     3.5. Security. (a) Payment of the Notes and Obligations and performance of the Borrower's obligations under this Agreement and the Security Instruments will be secured by a Deed of Trust, subject to no prior or superior lien, security interest or encumbrance on the Collateral. The Deed of Trust will be executed by Borrower simultaneous with the execution of the Notes and this Agreement.

     (b) Lender agrees that Borrower may pledge the Collateral to secure other debt of Borrower to additional lenders under the terms of this Loan Agreement provided that the combined amount of such additional debt and the debt owed to Lender does not exceed $1,000,000. Any such pledge shall have equal lien priority to that held by Lender.

     (c) Borrower agrees to execute, acknowledge and deliver to Lender such Security Instruments, statements, financing statements and other instruments and documents, in a form acceptable to Lender as may in the good faith and discretion of counsel for Lender be deemed necessary to enforce, to grant to Lender and to perfect the assignments, security interests and liens on the Collateral.

     (d) Lender agrees to execute and deliver to Borrower within 10 days of request for same from Borrower such documents as are reasonably required to enable Borrower to develop the leases forming the Collateral. Lender agrees to subordinate its lien to the lien of a third party lender funding drilling and production expenses for a well on any lease which is Collateral. Such subordination shall only cover the actual acreage involved in the particular well being developed.

     3.6. Prepayment of Notes. Lender is willing to allow prepayment of the Notes in full without penalty at any time and from time to time at Borrower's option.

     3.7. Warrants. In consideration of Lender agreeing to enter into this Agreement, Borrower agrees to cause to be issued to Lender the Warrants in the amounts shown in Exhibit "A". The form of the warrants is shown in Exhibit "F".

SECTION 4. CONDITIONS TO LOAN. The commitment of Lender to make the loans is subject the satisfaction of the following further conditions:

     4.1. Accuracy of Representation. The fact that the representations and warranties contained in this Agreement are true and correct in all material respects on and as of the applicable date of borrowing.

     4.2. Delivery of Documents. Receipt by Lender of the documents required or contemplated hereunder from the appropriate parties, including, without limitation, the following:

     (a)         Copy of the Articles of Incorporation and Certificate of Good
Standing;

     (b)         Board Resolution authorizing this loan;

     (c) The executed Security Instruments contemplated by this Agreement;

     (d)         The executed Guaranty contemplated by this Agreement; and

     (e) Evidence that the lien formerly held by East Texas Limestone on the Collateral has been released.

     SECTION 5. AFFIRMATIVE COVENANTS. During the term of this Agreement and until the Notes and the obligations have been fully and finally paid, unless compliance with the provisions of the following Sections shall have been waived in writing by Lender, Borrower agrees that:

     5.1. Payment of Liabilities. Borrower will pay and discharge, when due, all liabilities, all Indebtedness and all Obligations, except those being contested in good faith.

     5.2. Notice; Litigation. Borrower will promptly give written notice to Lender of (i) any legal, judicial or regulatory proceedings affecting the Collateral which involved is material and is not covered (subject to normal deductibles) by insurance and that is likely to have a material adverse effect on the Collateral, (ii) any dispute between Borrower and any govern-mental regulatory body or other person that is likely to interfere materially with the normal operations of the Collateral, and (iii) any other action, event or condition of any nature of which it has knowledge which is reasonably likely to result in any material adverse effect upon the Collateral.

     5.3. Maintenance of Leases. Borrower will use best efforts to (a) develop the oil and gas leases which are Collateral commensurate with the Borrower's financial capabilities and prudent business practices, and (b) maintain in effect all oil and gas leases which are Collateral, including renewing such leases if they expire during the term of this Agreement.

     5.4. Further Assurances. Etc. Borrower will at any time and from time to time, execute and deliver, such further instruments and take such further action as may reasonably be requested by Lender, in order to cure any defects in the execution and delivery of, or to comply with or accomplish the covenants and agreements contained in, this Agreement, the Security Instruments or the Notes.

     SECTION 6. NEGATIVE COVENANTS. Borrower agrees that during the term hereof and as long as the Notes are outstanding, unless Lender otherwise shall give its prior written consent:

     6.1. Limitations on Liens. Borrower will not create, assume or suffer to exist any mortgage, lien, pledge, charge, security interest or encumbrance of any kind upon the Collateral, except as allowed pursuant to
Section 3.5 herein.

     SECTION 7.  DEFAULT.

     7.1.             Events of Default.

     (a) Failure to pay any principal of or interest on the Notes when same is due or declared due.

     (b) Failure to comply with the terms of the Deed of Trust or the covenants of this Agreement.

     (c) Any representation or warranty made by Borrower in this Agreement or in any financial report or other statement furnished by Borrower pursuant hereto or in connection herewith is untrue in any material respect as of the date made or furnished;

     (d) If an Event of Default as defined herein or in a Security Instrument occurs, Lender shall give written notice to Borrower of such default. Borrower shall have 10 days from the receipt of such notice to cure any monetary default and 30 days to cure any non-monetary default. If such default has not then been cured, Lender may proceed with any enforcement rights related to an Event of Default.

     (e)     Failure to comply with the terms of the Warrants.

     7.2. Suits for Enforcement. In case any one or more Events of Default shall occur and be continuing, Lender may, at its option, proceed individually and collectively and enforce its rights or remedies either by suit in equity or by action at law or by both, whether for specific performance of any covenant, agreement or other provision contained herein or in any document or instrument delivered in connection with or pursuant to this Agreement or to enforce payment of the Notes or any legal or equitable right or remedy.

     7.3. Rights and Remedies Cumulative. No right or remedy herein conferred upon Lender is intended to be exclusive of any other right or remedy contained herein, in the Security Instruments, in the Notes or in any other instrument or document delivered in connection with this Agreement, or of any right existing at law or in equity or by statute or otherwise or in any other agreement.

     7.4. Rights and Remedies Not Waived. No course of dealing between Borrower and Lender or any failure or delay on the part of Lender in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of Lender and no single or partial exercise of any right or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

     7.5. Pro Rata Rights and Remedies. All individual lenders hereunder shall share such rights, interests, and benefits as are created hereunder on a pro rata basis, based on the ratio that the amount of the note held by an individual (or entity) lender bears to the total dollar amount of the Notes held collectively by the Lender. Any foreclosure conducted pursuant to a Deed of Trust or any voluntary or involuntary transfer of assets by Borrower to Lender, shall be for the benefit of and shared by all of the Lenders on the pro rata basis as set forth above.

SECTION 8.  MISCELLANEOUS.

     8.1. Survival of Agreements. All agreements, covenants, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement, the Notes, and all other documents and instruments to be executed and delivered in accordance herewith, and shall continue in full force and effect until all obligations have been paid in full.

     8.2. Successors. This Agreement shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

     8.3. Counterparts. This Agreement may be executed in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.4. Severability. In case any one or more of the provisions contained in this Agreement or in the Notes or any other documents executed in connection therewith or herewith should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected thereby.

     8.5. Usury Savings Clause. It is the intention of the parties hereto to comply with the laws of the State of Texas; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Agreement, the Notes or in any of the documents or otherwise relating hereto, in no event shall the holders of the Notes or obligations be entitled to contract for, receive, collect or apply, as interest on said Notes and Obliga-tions, any amount in excess of the maximum amount permitted by such laws of the State of Texas, nor shall this Agreement or such instruments or documents require the payment or permit the collection of interest, as defined under the laws of the State of Texas, in excess of the maximum amount permitted by such law. If any such excess of interest is contracted for, charged or received, under this Agreement, the Notes or otherwise or the indebtedness evidenced by the Notes is accelerated in whole or in part, or in the event that all or part of the principal or interest of the Notes shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Agreement, the Notes, or under any of the instruments otherwise relating hereto, on the amount of principal actually outstanding from time to time under the Notes shall exceed the maximum amount of interest permitted by the laws of the State of Texas, then in any such event (a) the provisions of this Section shall govern and control, (b) neither Borrower nor any other person or entity now or hereafter liable for the payment of the Notes shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted to be contracted for by, charged to or received from the party obligated thereon under the laws of the State of Texas, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount on the Notes or refunded to the person paying the same, at the holder's option, and
(d) the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest permitted to be contracted for by, charged to or received from the party obligated thereon under the laws of the State of Texas as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Agreement, the Notes, or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful rate of interest, shall be made to the extent permitted by the laws of the State of Texas, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Notes, all interest at any time contracted for, charged or received from the undersigned or otherwise by the holder or holders thereof in connection with the Notes.

         8.6. Notices. All notices, requests and demands shall be given to or made upon the respective parties hereto as follows:

         If to Borrower:  Cotton Valley Energy Corporation
                          8350 N. Central Expressway
                          Suite M2030
                          Dallas, TX 75206

         If to Lender:    To address shown on the attached Exhibit "A".

                 All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given to any party when received after being sent by registered or certified mail, if by mail, or when delivered to the addressee party, if by telegram, in each case addressed to such party as provided herein or in accordance with the latest unrevoked written notice from such party in accordance with this Section.

         8.8. Controlling Document. All documents executed contemporaneously with or pursuant to this Agreement shall be interpreted in such a manner as to be consistent with this Agreement, except in the event of actual conflict. In the event of actual conflict in the terms and provisions of this Agreement and any other documents referred to in this Agreement, the terms and provisions of this Agreement will control. Any renewals, extensions, modifications and rearrangements of the Notes referred to herein shall be deemed to be made pursuant to this Agreement and, to the extent that they vary the rate of interest or other terms and conditions of the Notes, shall be deemed to be an amendment to this Agreement (even though the Notes are not executed by both parties to this Agreement), and accordingly, shall be subject to the terms and provisions hereof (except to the extent that the interest rate and other terms and conditions of the Notes are amended).

         8.9. Amendment. This Agreement may not be amended except in writing signed by Borrower and Lender.

         8.10. Descriptive Headings. Descriptive headings of the several sections and subsections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         8.11. Venue. All obligations and duties in any way arising out of the terms and conditions of all documents related to this loan transaction shall and are hereby declared to be fully performable in Waco, McLennan County, Texas.

         8.12. Borrower In Control. In no event shall Lender's rights and interests under the Security Instruments be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Borrower or has power over the daily management functions and operating decisions made by Borrower.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be duly executed as of the date first above mentioned.

                                        COTTON VALLEY ENERGY CORPORATION

                                        BY: /s/ E. A. SOLTERO
                                           ----------------------------------
                                        NAME:   E. A. Soltero
                                             --------------------------------
                                        TITLE:  CEO
                                              -------------------------------
                                        LENDER:

                                        /s/ DARLENE M. MABERY
                                        -------------------------------------
                                        /s/ JIM PHILLIPS
                                        -------------------------------------

                                        -------------------------------------

                                        -------------------------------------

                                  EXHIBIT "A"

                             SUBSCRIPTION AGREEMENT

         Cotton Valley Resources Corporation, and its wholly owned subsidiary, Cotton Valley Energy Corporation, (collectively the "Company"), propose to issue and sell promissory notes and warrants (the "Securities") to certain investors in a transaction exempt from the registration requirements of the Securities Act of 1933. The availability of this exemption depends in part upon the nature of the purchasers in the offering. In order to satisfy its due diligence obligations with respect to the qualifications of such investors to participate in the offering, the Company requests that the undersigned investor certify as to the following items:

         1. The undersigned has had an opportunity to ask questions and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and has had an opportunity to examine all applicable documents and information, to the extent such documents and information are relevant to this transaction and are possessed by the Company or are obtainable by the Company without unreasonable effort or expense, and all such questions have been answered and documents and information have been supplied to the full satisfaction of the undersigned.

         2. The undersigned understands that an investment in the Company may be an illiquid investment and further recognizes and agrees that the undersigned's investment in the Company will, most likely, be held for a lengthy period of time.

         3. The undersigned acknowledges that there are substantial restrictions on the transferability of the Securities. The Securities may not be, and the undersigned agrees that they shall not be, sold unless such sale is exempt from such registration under the Securities Act and any other applicable state blue sky laws or regulations. The undersigned also acknowledges responsibility for compliance with all conditions on transfer imposed by any securities administrator of any state.

         4. The undersigned is an "Accredited Investor", as such term is defined in Rule 501 promulgated under the Securities Act. Accredited Investors include (a) any natural person whose net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000,and (b) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $200,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         5. The undersigned is acquiring the Securities for which he hereby subscribes for his own account, as principal, for investment purposes only and not with a view to the distribution thereof.

         6. The undersigned has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment.

         7. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the proposed investment. The undersigned can bear the economic risks in and can afford a complete loss of any investment he may make by virtue of his purchasing Securities and can afford to hold any such investment for an indefinite period.

         8. The undersigned has previously purchased securities which were sold in reliance on a private offering exemption for registration under the Securities Act.

         9. The undersigned desires to purchase a promissory note in the amount set forth below and to purchase. 40 warrants for each dollar the subject of such note below from the Company. Such purchase is subject to the terms of a Loan Agreement dated July 18, 1997, executed by the Company.

         10. By executing this Subscription Agreement, the undersigned authorizes the Company to attach it as Exhibit "A" to a Loan Agreement dated July 18, 1997 (the "Loan Agreement"). The undersigned agrees to the terms and conditions of the Loan Agreement.

         Executed as of _____________, 1997.

                                   INVESTOR:

                                   ----------------------------------------
                                   Printed Name:
                                                ---------------------------
                                   Social Security No:
                                                      ---------------------
                                   Address:
                                           --------------------------------
                                           --------------------------------
                                   Promissory Note Amount: $
                                                            ---------------

                                  EXHIBIT "B"

(1)
Lessor:          Geneva Penney, Individually and as Independent
                 Executrix U/W/0 J. A. Penney, Deceased
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   June 27, 1995
Recorded:        Volume 1318, page 848, Deed Records, Navarro County, Texas

(2)
Lessor:          P. D. Fullwood
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   June 27, 1995
Recorded:        Volume 1318, page 844, Deed Records, Navarro County, Texas

(3)
Lessor:          Billy Wayne Chandler and wife, Peggy Sue Chandler
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   September 5, 1995
Recorded:        Volume 1332, page 471, Deed Records, Navarro County, Texas

(4)
Lessor:          Mary Lou Vannice a/k/a Lou Vannice
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   July 11, 1995
Recorded:        Volume 1318, page 838, Deed Records, Navarro County, Texas

(5)
Lessor:          Lois Gaines
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   July 11, 1995
Recorded:        Volume 1318, page 832, Deed Records, Navarro County, Texas

(6)
Lessor:          Jo Frances Curry a/k/a Jo Curry
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   July 11, 1995
Recorded:        Volume 1318, page 829, Deed Records, Navarro County, Texas

(7)
Lessor:          Clarence D. Bonner and Ora Lee Bonner
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   July 31, 1995
Recorded:        Volume 1332, page 392, Deed Records, Navarro County, Texas

(8)
Lessor:          Brice R. Bonner, III and Mary E. Bonner, a widow
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   July 31, 1995
Recorded:        Volume 1332, page 396, Deed Records, Navarro County, Texas

(9)
Lessor:          Thomas L. Soutter, Trustee for the Estate of Gary Franklin Dockery, Deceased
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   August 8, 1995
Recorded:        Volume 1332, page 401, Deed Records, Navarro County, Texas

(10)
Lessor:          Emma Hamilton, a widow
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   August 8, 1995
Recorded:        Volume 1332, page 399, Deed Records, Navarro County, Texas

(11)
Lessor:          Larry Norman
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   July 31, 1995
Recorded:        Volume 1332, page 410, Deed Records, Navarro County, Texas

(12)
Lessor:          Suzanne Slatkin and Beth Norman Hyatt
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   July 31, 1995
Recorded:        Volume 1332, page 413, Deed Records, Navarro
                 County, Texas

(13)
Lessor:          Dora Lee Grantham, acting herein by and through her agent
                 and attorney-in-fact, C. D. Layne
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   August 2, 1995
Recorded:        Volume 1332, page 416, Deed Records, Navarro County, Texas

(14)
Lessor:          Mary Frances Montgomery Robinson, Individually and as Agent
                 and Attorney-in-fact for Leona Daniel Montgomery and Jerry
                 Daniel Montgomery
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   August 15, 1995
Recorded:        Volume 1332, page 423, Deed Records, Navarro County, Texas

(15)
Lessor:          Kirby Lee Hill and wife, Amy Rene Hill
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   August 3, 1995
Recorded:        Volume 1332, page 426, Deed Records, Navarro County, Texas

(16)
Lessor:          Olen E. May and wife, Pam May
Lessee:          East Texas Limestone Limited Partnership
Date of  Lease:  August 23, 1995
Recorded:        Volume 1332, page 432, Deed Records, Navarro County, Texas

(17)
Lessor:          Robert L. Patterson, Jr., Hazel E. Stewart, Eleanor Dorsett
                 and Anna Ruth Wood
Lessee:          East Texas Limestone Limited Partnership
Date of  Lease:  August 2, 1995
Recorded:        Volume 1332, page 435, Deed Records, Navarro County, Texas

(18)
Lessor:          Carolyn Montgomery Taylor
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   August 15, 1995
Recorded:        Volume 1332, page 438, Deed Records, Navarro
                 County, Texas

(19)
Lessor:          Margaret Montgomery Thomas
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   August 15, 1995
Recorded:        Volume 1332, page 441, Deed Records, Navarro County, Texas

(20)
Lessor:          William A. McCarter
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   February 7, 1996
Recorded:        Volume 1332, page 453, Deed Records, Navarro County, Texas

(21)
Lessor:          Don Chandler and wife, Hattie Chandler
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   January 19, 1996
Recorded:        Volume 1332, page 447, Deed Records, Navarro County, Texas

(22)
Lessor:          Charles V. McCarter
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   February 7, 1996
Recorded:        Volume 1332, page 450, Deed Records, Navarro County, Texas

(23)
Lessor:          S. R. Harvard and wife, Emma L. Harvard
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   February 5, 1996
Recorded:        Volume 1332, page 456, Deed Records, Navarro County, Texas

(24)
Lessor:          Farm Credit Bank of Texas (formerly the Federal Land Bank of
                 Texas)
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   January 24, 1996
Recorded:        Volume 1332, page 466, Deed Records, Navarro County, Texas

(25)
Lessor:          Mary Rosamond King
Lessee:          East Texas Limestone Limited Partnership
Date of  Lease:  February 7, 1996
Recorded:        Volume 1332, page 458, Deed Records, Navarro County, Texas

(26)
Lessor:          Leroy Poteet and wife, Ruby Slater Poteet
Lessee:          East Texas Limestone Limited Partnership
Date of  Lease:  February 14, 1996
Recorded:        Volume 1332, page 461, Deed Records, Navarro County, Texas

(27)
Lessor:          Gladys Smith, a widow; Frances Elizabeth Smith, a widow; Glen
                 B. Smith; Ben C. Smith and Johnny Price Smith
Lessee:          East Texas Limestone Limited Partnership
Date of  Lease:  February 19, 1996
Recorded:        Volume 1332, page 464, Deed Records, Navarro County, Texas

(28)
Lessor:          Gene L. Thomas and wife, Margaret Thomas
Lessee:          East Texas Limestone Limited Partnership
Date of Lease:   August 15, 1995
Recorded:        Volume 1332, page 419, Deed Records, Navarro
                 County, Texas

                                  EXHIBIT "C"

                                      NOTE

Date: July 18, 1997

Maker: Cotton Valley Energy Corporation

Maker's Mailing Address: 8350 N. Central Expressway, Suite M2030, Dallas, Texas 75206

Payee: ?

Place for Payment: ?

Principal Amount: ? ($?)

Annual Interest Rate on
Unpaid Principal from Date: Fifteen percent (15%)

Annual Interest Rate on
Matured, Unpaid Amounts: Eighteen percent (18%)

Terms of Payment (principal and interest): Payments of interest only shall be due and payable quarterly beginning October 18, 1997, and continuing on the 18th day of January, April, July and October thereafter until maturity on July 18, 1999, when the entire unpaid principal balance and accrued interest shall be due and payable in full.

Security for Payment

         A Security Interest Created and Granted in the Following Deed of
         Trust:

         Date: July 18, 1997

         Grantor: Cotton Valley Energy Corporation

         Trustee: David W. Wilson

         Beneficiary: Those individuals named in the Exhibit "A" attached to the Deed of Trust.

         Property: All of Grantor's interest in those certain oil & gas leases situated in Navarro County, Texas, described in the Exhibit "B" attached to the Deed of Trust.

Other Security for Payment: Guaranty dated July 18, 1997, executed by Cotton Valley Resources Corporation.

         Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the final scheduled payment date.

         If Maker defaults in the payment of this note or in the performance of any obligation in any instrument securing or collateral to it, and the default continues after Payee gives Maker notice of the default and the time within which it must be cured, written as may be required by law or by that certain Loan Agreement dated July 18, 1997, (the "Loan Agreement"), then Payee may declare the unpaid principal balance and earned interest on this note immediately due. Except as otherwise set forth above, Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest, to the extent permitted by law.

         If this note or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee all costs of collection and enforcement, including reasonable attorney's fees and court costs, in addition to other amounts due.

         Interest on the debt evidenced by this note shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.

         Payee and Maker warrant and represent that the entire agreement relating to this loan transaction made between the parties is contained within the Loan Agreement and other documents contemplated therein, and that there exists no oral nor other unwritten agreements of promises between the parties that are not reflected in the language of the various documents executed in conjunction with this transaction. This notice is given by Payee with respect to this Agreement and all documents contemplated by this Agreement, pursuant to Section 26.02 of the Texas Business and Commerce Code. Maker acknowledges, represents and warrants to Payee that Payee has given and such party has received this notice and that the following language and this notice is fully incorporated into all Security Instruments, Guaranties and all other documents contemplated by this Agreement.

         THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Each Maker is responsible for all obligations represented by this note.

         When the context requires, singular nouns and pronouns include the plural.

                                       COTTON VALLEY ENERGY
                                       CORPORATION

                                       BY:
                                                ----------------------------
                                       NAME:
                                                 ---------------------------
                                       TITLE:
                                                  --------------------------

                                  EXHIBIT "D"

                                 DEED OF TRUST
                     SECURITY AGREEMENT-FINANCING STATEMENT

Date: July 18, 1997

Grantor: Cotton Valley Energy Corporation

Grantor's Mailing Address: 8350 N. Central Expressway, Suite M2030, Dallas, Texas 75206

Trustee: David W. Wilson, Jr.

Trustee's Mailing Address: 409 N. 14th St., Corsicana, Texas 75151

Beneficiary: Those individuals named in Exhibit "1".

Note(s): Various notes executed by Grantor to Beneficiary, dated
July 18, 1997 pursuant to a Loan Agreement between Grantor and
Beneficiary, dated July 18, 1997 (the "Loan Agreement").

Property (including any improvements): All of Grantor's interest in those certain oil & gas leases situated in Navarro County, Texas, described in the attached Exhibit "2".

Prior Liens (including recording information): None

         For value received and to secure the payment of the Notes, Grantor conveys the property to Trustee in trust. Grantor warrants and agrees to defend the title to the property. If Grantor performs all the covenants and pays the Notes according to its terms, this deed of trust shall have no further effect, and Beneficiary shall release it at Grantor's expense.

GRANTOR'S OBLIGATIONS.

Grantor agrees to:

         1.      pay all taxes and assessments on the property when due;

         2. preserve the lien's priority as it is established in this Deed of Trust;

BENEFICIARY'S RIGHTS.

         1. Beneficiary may appoint in writing a substitute or successor trustee, succeeding to all rights and responsibilities of the original trustee.

         2. If the proceeds of the Notes are used to pay any debt secured by prior liens, Beneficiary is subrogated to all of the rights and liens of the holders of any debt so paid.

         3. If Grantor fails to perform any of Grantor's obligations, Beneficiary may perform those obligations and be reimbursed by Grantor, on demand, at the place where the Notes is payable for any sums so paid, including attorney's fees, plus interest on those sums from the dates of payment at the rate stated in the Notes for mature, unpaid amounts. The sum to be reimbursed shall be secured by this deed of trust.

         4. If Grantor defaults on any one of the Notes or fails to perform any of Grantor's obligations or if default occurs on a prior lien Notes or other instrument, and the default continues after Beneficiary gives Grantor notice of the default and the time within which it must be cured, as may be required by law or by the Loan Agreement, then Beneficiary may:

                 a. declare the unpaid principal balance and earned interest on the Notes immediately due;

                 b. Request Trustee to foreclose this lien, in which case Beneficiary or Beneficiary's agent shall give notice of the foreclosure sale as provided by The Texas Property Code as then amended; and

                 c. purchase the property at any foreclosure sale by offering the highest bid and have the bid credited on the Notes.

         5. All individuals (or entities) who are Beneficiary shall share such rights, interests, and benefits as are created hereunder on a pro rata basis, based on the ratio that the amount of the note held by an individual (or entity) bears to the total dollar amount of the Notes held collectively by the Beneficiary. Any foreclosure conducted pursuant to this Deed of Trust or any voluntary or involuntary transfer of assets by Grantor to Beneficiary, shall be for the benefit of and shares by all of the Beneficiary on the pro rata basis as set forth above.

TRUSTEE'S DUTIES.

         If requested by Beneficiary to foreclose this lien, Trustee shall:

         1. either personally or by agent give notice of the foreclosure sale as required by The Texas Property Code as then amended;

         2. sell and convey all or part of the property to the highest bidder for cash with a general warranty binding Grantor subject to prior liens and to other exceptions to conveyance and warranty; and

         3.      from the proceeds of the sale, pay, in this order:

                 a.       actual expenses of foreclosure;

                 b. to Beneficiary, the full amount of principal, interest, attorney's fees, and other charges due and unpaid as set forth under Section 5, Beneficiary's Rights;

                 c. any amounts required by law to be paid before payment to Grantor; and

                 d.       to Grantor, any balance.

GENERAL PROVISIONS.

         1. If any of the property is sold under this deed of trust, Grantor shall immediately surrender possession to the purchaser. If Grantor fails to do so, Grantor shall become a tenant at sufferance of the purchaser, subject to an action for forcible detainer.

         2. Recitals in any trustee's deed conveying the property will be presumed to be true.

         3. Proceeding under this deed of trust, filing suit for foreclosure, or pursuing any other remedy will not constitute an election of remedies.

         4. If any portion of the Notes cannot be lawfully secured by this deed of trust, payments shall be applied first to discharge that portion.

         5. Grantor assigns to Beneficiary all sums payable to or received by Grantor from condemnation of all or part of the property, from private sale in lieu of condemnation, and from damages caused by public works or construction on or near the property. After deducting any expenses incurred, including attorney's fees, Beneficiary may release any remaining sums to Grantor or apply such sums to reduce the Notes.

                 Beneficiary shall not be liable for failure to collect or to exercise diligence in collecting any such sums.

         6. Grantor collaterally assigns to Beneficiary, all present and future income and production from the Property. Grantor warrants the validity and enforceability of the assignment. Beneficiary neither has nor assumes any obligations as lessee with respect to the Property. Beneficiary is not required to act under this paragraph, and acting under this paragraph does not waive any of Beneficiary's other rights or remedies. If Grantor becomes a voluntary or involuntary bankrupt, Beneficiary's filing a proof of claim in bankruptcy will be tantamount to the appointment of a receiver under Texas law.

         7. Interest on the debt secured by this deed of trust shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.

         8. When the context requires, singular nouns and pronouns include the plural.

         9. The term "Notes" includes all sums secured by this deed of trust.

         10. This deed of trust shall bind, inure to the benefit of, and be exercised by successors in interest of all parties.

         11. If Grantor and Maker are not the same person, the term Grantor shall include Maker.

         12. Grantor represents that this deed of trust and the Notes are given for the following purposes: The indebtedness, the payment of which is hereby secured, represents cash that Beneficiary advanced to Grantor on this day at Grantor's request and that Grantor acknowledges receiving.

         13. In addition to creating a deed of trust lien on all the real and other property described above, Grantor also grants to Beneficiary a security interest in all

                 Property other than the realty pursuant to the Texas Uniform Commercial Code. In the event of a foreclosure sale under this Deed of Trust, Grantor agrees that all the Property may be sold as a whole at Beneficiary's option and that the Property need not be present at the place of sale.

                                           COTTON VALLEY ENERGY CORPORATION

                                           BY:
                                                ---------------------------
                                           NAME:
                                                  -------------------------
                                           TITLE:
                                                  -------------------------

THE STATE OF TEXAS                )
COUNTY OF   _______________       )

         This instrument was acknowledged before me on the      day
                                                           -----
of               1997 by
   -------------,        --------------, -----------------------,
of Cotton Valley Energy Corporation, on behalf of said corporation.


                                 ----------------------------------
                                 Notary Public

                                  EXHIBIT "1"

                                    LENDERS

                             RICK BLANYER ($25,000)
                                Rt. 2, Box 171AC
                            Smithville, Texas 78957

                            FRED B. DULOCK ($50,000)
                                 P.O. Box 2155
                               Waco, Texas 76703

                             BILL J. KEMP ($25,000)
                                 408 S. 9th St.
                               Waco, Texas 76706

                     JACK D. & DARLENE M. MABERY ($25,000)
                              3302 Creek Bend Dr.
                              Garland, Texas 75044

                              DAN MALONE ($50,000)
                            300 E. Main, Suite 1100
                              El Paso, Texas 79901

                            JIM PHILLIPS ($150,000)
                                 8202 Woodcreek
                               Waco, Texas 76712

                                  EXHIBIT "2"

(1)
Lessor:                   Geneva Penney, Individually and as Independent
                          Executrix U/W/0 J. A.  Penney, Deceased
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            June 27, 1995
Recorded:                 Volume 1318, page 848, Deed Records, Navarro County,
                          Texas

(2)
Lessor:                   P. D. Fullwood
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            June 27, 1995
Recorded:                 Volume 1318, page 844, Deed Records, Navarro County,
                          Texas

(3)
Lessor:                   Billy Wayne Chandler and wife, Peggy Sue Chandler
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            September 5, 1995
Recorded:                 Volume 1332, page 471, Deed Records, Navarro County,
                          Texas

(4)
Lessor:                   Mary Lou Vannice a/k/a Lou Vannice
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            July 11, 1995
Recorded:                 Volume 1318, page 838, Deed Records, Navarro County,
                          Texas

(5)
Lessor:                   Lois Gaines
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            July 11, 1995
Recorded:                 Volume 1318, page 832, Deed Records, Navarro County,
                          Texas

(6)
Lessor:                   Jo Frances Curry a/k/a Jo Curry
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            July 11, 1995
Recorded:                 Volume 1318, page 829, Deed Records, Navarro County,
                          Texas

(7)
Lessor:                   Clarence D. Bonner and Ora Lee Bonner
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            July 31, 1995
Recorded:                 Volume 1332, page 392, Deed Records, Navarro County,
                          Texas

(8)
Lessor:                   Brice R. Bonner, III and Mary E. Bonner, a widow
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            July 31, 1995
Recorded:                 Volume 1332, page 396, Deed Records, Navarro County,
                          Texas

(9)
Lessor:                   Thomas L. Soutter, Trustee for the Estate of Gary
                          Franklin Dockery, Deceased
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 8, 1995
Recorded:                 Volume 1332, page 401, Deed Records, Navarro County,
                          Texas

(10)
Lessor:                   Emma Hamilton, a widow
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 8, 1995
Recorded:                 Volume 1332, page 399, Deed Records, Navarro County,
                          Texas

(11)
Lessor:                   Larry Norman
Lessee:                   East Texas Limestone Limited partnership
Date of Lease:            July 31, 1995
Recorded:                 Volume 1332, page 410, Deed Records, Navarro County,
                          Texas

(12)
Lessor:                   Suzanne Slatkin and Beth Norman Hyatt
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            July 31, 1995
Recorded:                 Volume 1332, page 413, Deed Records, Navarro County,
                          Texas

(13)
Lessor:                   Dora Lee Grantham, acting herein by and through her
                          agent and attorney-in-fact, C. D. Layne
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 2, 1995
Recorded:                 Volume 1332, page 416, Deed Records, Navarro County,
                          Texas

(14)
Lessor:                   Mary Frances Montgomery Robinson, Individually and as
                          Agent and Attorney-in-fact for Leona Daniel
                          Montgomery and Jerry Daniel Montgomery
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 15, 1995
Recorded:                 Volume 1332, page 423, Deed Records, Navarro County,
                          Texas

(15)
Lessor:                   Kirby Lee Hill and wife, Amy Rene Hill
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 3, 1995
Recorded:                 Volume 1332, page 426, Deed Records, Navarro County,
                          Texas

(16)
Lessor:                   Olen E. May and wife, Pam May
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 23, 1995
Recorded:                 Volume 1332, page 432, Deed Records, Navarro County,
                          Texas

(17)
Lessor:                   Robert L. Patterson, Jr., Hazel E. Stewart, Eleanor
                          Dorsett and Anna Ruth Wood
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 2, 1995
Recorded:                 Volume 1332, page 435, Deed Records, Navarro County,
                          Texas

(18)
Lessor:                   Carolyn Montgomery Taylor
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 15, 1995
Recorded:                 Volume 1332, page 438, Deed Records, Navarro County,
                          Texas

(19)
Lessor:                   Margaret Montgomery Thomas
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 15, 1995
Recorded:                 Volume 1332, page 441, Deed Records, Navarro County,
                          Texas

(20)
Lessor:                   William A. McCarter
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            February 7, 1996
Recorded:                 Volume 1332, page 453, Deed Records, Navarro County,
                          Texas

(21)
Lessor:                   Don Chandler and wife, Hattie Chandler
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            January 19, 1996
Recorded:                 Volume 1332, page 447, Deed Records, Navarro County,
                          Texas

(22)
Lessor:                   Charles V. McCarter
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            February 7, 1996
Recorded:                 Volume 1332, page 450, Deed Records, Navarro County,
                          Texas

(23)
Lessor:                   S. R. Harvard and wife, Emma L. Harvard
Lessee:                   East Texas Limestone Limited Partnership
Date of  Lease:           February 5, 1996
Recorded:                 Volume 1332, page 456, Deed Records, Navarro County,
                          Texas

(24)
Lessor:                   Farm Credit Bank of Texas (formerly the Federal Land
                          Bank of Texas)
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            January 24, 1996
Recorded:                 Volume 1332, page 466, Deed Records, Navarro County,
                          Texas

(25)
Lessor:                   Mary Rosamond King
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            February 7, 1996
Recorded:                 Volume 1332, page 458, Deed Records, Navarro County,
                          Texas

(26)
Lessor:                   Leroy Poteet and wife, Ruby Slater Poteet
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            February 14, 1996
Recorded:                 Volume 1332, page 461, Deed Records, Navarro County,
                          Texas

(27)
Lessor:                   Gladys Smith, a widow; Frances Elizabeth Smith, a
                          widow; Glen B. Smith; Ben C. Smith and Johnny Price
                          Smith
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            February 19, 1996
Recorded:                 Volume 1332, page 464, Deed Records, Navarro County,
                          Texas

(28)
Lessor:                   Gene L. Thomas and wife, Margaret Thomas
Lessee:                   East Texas Limestone Limited Partnership
Date of Lease:            August 15, 1995
Recorded:                 Volume 1332, page 419, Deed Records, Navarro County,
                          Texas

                                  EXHIBIT "E"

                                    GUARANTY

         For value received, Cotton Valley Resources Corporation (the "Company") absolutely and unconditionally guarantees payment of a promissory note dated July 18, 1997, executed by Cotton Valley Energy Corporation, and payable to the order of____________, in the sum of $ __________ (the "Note"), according to its terms to the same extent as if the Company were maker of the Note. Except as set forth in that certain Loan Agreement dated July 18, 1997 between Cotton Valley Energy Corporation and the Payee of the Note, the Company waives all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest, to the extent permitted by law, pertaining to the Note. This is a guaranty of payment and performance, not of collection, and it is an agreement of guaranty, not of suretyship.

         Dated this 18th day of July, 1997.

                                        COTTON VALLEY RESOURCES CORPORATION

                                        BY:
                                            ------------------------------------
                                            EUGENE SOLTERO, CEO

                                  EXHIBIT "F"


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.


                      COTTON VALLEY RESOURCES CORPORATION

             Incorporated Under the Laws of the Province of Ontario

No.                                                               Common Stock
                                                             Purchase Warrants

                          CERTIFICATE FOR COMMON STOCK
                               PURCHASE WARRANTS

     1.   Warrant. This Warrant Certificate certifies that      , or registered
assigns (the "Registered Holder"), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the common stock (a "Share") of Cotton Valley Resources Corporation, an Ontario corporation (the "Company"), from the Company at a purchase price of Two Dollars and Eight Cents (US$2.08) (the "Exercise Price") at any time during the Exercise Period, as hereinafter defined, upon surrender at the principal office of the Company of this Warrant Certificate with the exercise form appended hereto duly completed and executed and accompanied by payment of the Exercise Price.

          Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof, the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.

     2. Restrictive Legend. Each Warrant Certificate and each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

     "THE [SECURITIES] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE."

     3. Exercise. Subject to the terms hereof, the Warrants evidenced by this Warrant Certificate may be exercised at the Exercise Price in whole or in part at any time during the period (the "Exercise Period") commencing on June 18, 1997 and terminating at 5:00 p.m., Central standard time, on April 30, 2002 (the "Expiration Date"). The Exercise Period may be extended by the Company's Board of Directors.

          A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto completed and executed by the Registered Holder and accompanied by payment to the Company, in cash or by check (which shall be accepted subject to collection), of an amount equal to the aggregate Exercise Price for the Warrants being exercised, in lawful money of Canada.

          The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants ("Warrant Shares") shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash with respect thereto, and such right to a fractional share shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

          Promptly, and in any event within ten business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.

          The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered

Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.

     4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of Shares as shall then be issuable on the exercise of outstanding Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

          The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

    5. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable securities laws. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange thereof the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.

        The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

        All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.

     6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in a form and amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

     7. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

               (a) Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Shares, or declare a dividend in Shares or other securities of the Company convertible into or exchangeable for Shares, a Warrant for the same Exercise Price shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of Shares and other securities of the Company that the Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this
          Section 7(a) shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

               (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall for the same Exercise Price be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

          In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth in reasonable detail the facts upon which such adjustment is based.

     8. Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the remaining life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

     9.   Registration Rights.

(a) If, at any time during the Exercise Period and the three (3) years following any exercise hereunder, the Company proposes to file a registration statement with respect to any class of securities (other than pursuant to a registration statement on Forms S-4 or S-8 or any successor form) under the Securities Act, the Company shall notify the Registered Holder at least twenty (20) days prior to the filing of such registration statement and will offer to include in such registration statement all or any portion of the Warrant Shares. In a written notice to be delivered to the Company within twenty
(20) days after receipt of any such notice from the Company, the Registered Holder shall state the number of Warrant Shares that it wishes to register for resale and distribution publicly under the proposed registration statement. The Company will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to file at least one (1) such registration statement by November 30, 1997. The Company will also use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to include within the coverage of each such registration statement (except as hereinafter provided) the Warrant Shares that Registered Holder has advised the Company that Registered Holder wishes to register pursuant to such registration statement for resale and distribution, to prosecute each such registration statement diligently to effectiveness, to cause such registration statement to become effective as promptly as practicable, and to register or qualify the securities so being registered under such state and provincial securities or "blue sky" laws as the Registered Holder may reasonably request. In that regard, the

Company makes no representations or warranties as to its ability to have any registration statement declared effective.

    All registrations requested pursuant to this Section 9(a) are referred to herein as "Piggyback Registrations." In the event the Company is advised by the staff of the Securities and Exchange Commission, Nasdaq Stock Market or any self-regulatory or state securities agency that the inclusion of the Warrant Shares will prevent, preclude or materially delay the effectiveness of a registration statement filed, the Company, in good faith, may amend such registration statement to exclude the Warrant Shares without otherwise affecting the Registered Holder's rights to any other registration statement herein.

            (i) Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and if the underwriter thereof advises the Company in writing that in its opinion the number of Warrant Shares requested to be included in such registration statement exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Company, then the Company will include in such registration statement first, the securities that the Company proposes to sell and second, the securities requested to be included in such registration statement by selling securityholders, such rights to inclusion being apportioned pro rata among the Registered Holder and the other holders of any other securities requesting registration according to the market value of Warrant Shares and other securities requested to be registered.

            Notwithstanding the above, if any such underwriter shall advise the Company in writing that the distribution of the Warrant Shares being included in the registration statement concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then the Registered Holder shall delay its offering and sale for such period ending on the earliest of (a) one hundred eighty (180) days following the effective date of the Company's registration statement, (b) the earliest date that, in the opinion of such underwriter, such adverse effect would no longer be caused, or (c) such date as the Company, managing underwriter and Registered Holder shall otherwise agree. In the event of such delay, the Company shall file such supplements and post-effective amendments and take any such other actions as may be necessary or appropriate to permit such Registered Holder to make its proposed offering and sale for a period of at least ninety (90) days commencing immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company, the underwriter and the Registered Holder. Notwithstanding the foregoing, the Company shall not be required to include Warrant Shares within the coverage of a registration statement being filed pursuant to this
          Section 9(a)(i) if, in the opinion of counsel for both the Company and Registered Holder, all of the Warrant Shares proposed to be registered may be immediately transferred pursuant to the provisions of Rule 144 under the Securities Act.

               (ii) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of securities of the Company, and the underwriter thereof advises the Company in writing that in its opinion the number of Warrant Shares requested to be included in such registration statement exceeds the number of which can be sold in such offering without materially adversely affecting the distribution of such securities, then the Company will include in such registration statement the securities requested to be included in such registration statement by selling securityholders on a pro rata basis, with such rights to inclusion being apportioned among the Registered Holder and the other holders of any other securities requesting registration according to the market value of Warrant Shares and other securities requested by them, respectively, to be registered. Notwithstanding the foregoing, the Company shall not be required to include Warrant Shares within the coverage of a registration statement being filed pursuant to this
          Section 9(a)(ii) if, in the opinion of counsel for both the Company and Registered Holder, all of the Warrant Shares proposed to be registered may be immediately transferred pursuant to the provisions of Rule 144 under the Securities Act.

            (b) If at any time after June 18, 1997 and prior to the third (3rd) anniversary of the earlier of the Expiration Date and the exercise of the final Warrant represented hereby and the Warrant Shares issued or issuable upon exercise of the Warrants represented hereby are not then registered under one or more Piggyback Registrations and then covered by a prospectus complying with the requirements of the Securities Act, the Registered Holder may by written notice to the Company required the Company to file a registration statement under the Securities Act covering such Warrant Shares as the Registered Holder may specify in such notice. A Registered Holder shall be entitled so to require the Company to file a registration statement pursuant to this Section 9(b) on only one (1) occasion. The Company will file such a registration statement within ninety (90) days of receipt of such notice; and thereafter will prosecute such registration statement diligently to effectiveness; will cause such registration statement to become effective as promptly as practicable; will promptly file all such supplements and post-effective amendments to such registration statement and take any such other actions as may be necessary or appropriate to make available to Registered Holder on as continuous a basis as is practicable a prospectus meeting the requirements of the Securities Act through the earliest of (a) the date on which the final Warrant Shares have been sold and distributed by Registered Holder, (b) the date on which, in the opinion of counsel for both the Company and Registered Holder, all of the Warrant Shares which Registered Holder then holds may be immediately transferred pursuant to the provisions of Rule 144 under the Securities Act, and (c) April 30, 2002; and will register or qualify the securities so being registered under such state and provincial securities or "blue sky" laws as the Registered Holder may reasonably request. In that regard, the Company makes no representative or warranties as to its ability to have any registration statement or post-effective amendment thereto declared effective.

     (c)  In the event of any registration of a security pursuant to this
Section 9, the Company shall indemnify the Registration Holder and its officers, directors and other controlling persons against all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made unless such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Registered Holder expressly for use therein. The Registered Holder shall also indemnify the Company, its officers and directors and each underwriter of the Warrant Shares so registered with respect to losses, claims damages and liabilities caused by any untrue statement or omission made in reliance upon and in conformity with information furnished by the Registered Holder to the Company in writing expressly for use in such registration statement or prospectus.

     (d) All expenses of any registration referred to in this Section 9, except the fees and disbursements of counsel to the Registered Holder, underwriting commissions or discounts and any transfer or other taxes applicable to the transfer of Warrant Shares by the Registered Holder, shall be borne by the Company.

     (e) Following the exercise of Warrants hereunder and the disposition of Warrant Shares, the Registered Holder shall promptly advise the Company when Registered Holder no longer holds any Warrant Shares acquired through the exercise of Warrants hereunder, and upon the request of the Company, the Registered Holder shall advise the Company from time to time of the number of Warrant Shares then held by Registered Holder.

     (f) The registration rights granted hereunder to the Registered Holder with respect to Warrant Shares shall also apply to any other shares of the Company's

Common Stock or other securities issued by the Company other than Warrants which are then held by the Registered Holder and constitute "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act, on the same basis as if such securities were Warrant Shares.

         10. Notices. All notices, demands, elections, or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by facsimile or telegram to the Company, at its principal executive office, and to the Registered Holder, at the address of such holder as set forth on the books maintained by the Company.

         11. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the Province of Ontario. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the 24th day of June, 1997.

                                             COTTON VALLEY RESOURCES
                                   CORPORATION, an Ontario, Canada corporation


                                             By: /s/ E. A. SOLTORO
                                                 -------------------------------
                                                 Name:  E. A. Soltoro
                                                 Title: CEO

                      COTTON VALLEY RESOURCES CORPORATION

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common           UNIF GIFT MIN ACT -
     TEN ENT - as tenants by the entireties       Custodian
     JR TEN  - as joint tenants with right        (Cust) (Minor)
                  of survivorship and not as      under Uniform Gifts
                  tenants in common               to Minors Act ___
                                                  (State)

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

                 (To be Executed by the Registered Holder if He
                  Desires to Assign Warrants Evidenced by the
                          Within Warrant Certificate)

          FOR VALUE RECEIVED __________________________________________________
hereby sells, assigns and transfers unto ___________________________ (_________)
Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.

Dated:_________________________         _______________________________________
                                                   Signature

Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed: ________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

            (To be Executed by the Holder if he Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To Cotton Valley Resources Corporation:

     The undersigned hereby irrevocably elects to exercise ____________________ __________________ (_____) Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, _______________________ __________ (____) full shares of Common Stock issuable upon exercise of said Warrants and delivery of CS ________________ and any applicable taxes.

     The undersigned requests that certificates for such shares be issued in the name of:

                                             PLEASE INSERT SOCIAL SECURITY OR
                                             TAX IDENTIFICATION NUMBER


--------------------------------------------------------------------------------
(Please print name and address)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised by issued in the name of and delivered to:

--------------------------------------------------------------------------------
                        (Please print name and address)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                    (SIGNATURES CONTINUED ON FOLLOWING PAGE)

Dated: ______________________ Signature: ____________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever. If signed by any other person, the Form of Assignment hereon must be duly executed by the registered holder in favor of the person so signing, and if the certificate representing the shares or any warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.


Signature Guaranteed: _______________________________________


ANY SIGNATURE GUARANTY REQUIRED MUST BE PROVIDED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                                                      _________________________